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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 20, 2006
                                                 -------------------------------


                        CIT Equipment Collateral 2005-VT1
     _______________________________________________________________________
              Exact name of registrant as specified in its charter)


                                    Delaware
     _______________________________________________________________________
                 (State or other jurisdiction of incorporation)


                             333-122288-01           27-0121700
     _______________________________________________________________________
           (Commission File Number) (IRS Employer Identification No.)

                                       c/o
                    1 CIT Drive, Livingston, New Jersey 07039
     _______________________________________________________________________
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:      (973) 740-5000
                                                   -----------------------------

                                       N/A
     _______________________________________________________________________
         (Former name or former address, if changed since last report.)









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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.                          Other Events.
                                    ------------

                  On January 20, 2006, The Bank of New York, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2005-VT1, Class A-1 3.07275% Receivables-Backed Notes, Class A-2 3.76% Receivable-Backed Notes, Class A-3 4.12% Receivable-Backed Notes, Class A-4 4.36% Receivable Backed Notes, Class B 4.09% Receivable-Backed Notes, Class C 4.18% Receivable-Backed Notes and Class D 4.51% Receivables Backed Notes.


Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

                  (c) Exhibits.

                           The following are filed herewith. The exhibit numbers
correspond with Item 601(b) of Regulation S-K.

         Exhibit No.     Description                                     Page
         -----------     -----------                                     ----

         99.1            Monthly Report delivered by                     5
                         the Trustees to Securityholders
                         in connection with distributions
                         on January 20, 2006

         99.2            Certificate of Servicing Officer







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SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CIT FINANCIAL USA, INC.,
                                                 as Servicer


                                                 /s/ Mark Carlson
                                                 ----------------------
                                                 Name: Mark Carlson
                                                 Title: Senior Vice President

Dated: January 24, 2006




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                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

99.1                    Monthly Report with respect to the
                        January 20, 2006 distribution.


99.2                    Certificate of Servicing Officer